UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 19, 2014

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of Principal Executive Offices)	(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 22, 2014, Amgen Inc. (the “Company”) issued and sold $600,000,000 of its Senior Floating Rate Notes due 2017 (the “2017 Floating Rate Notes”), $250,000,000 of its Senior Floating Rate Notes due 2019 (the “2019 Floating Rate Notes” and, together with the 2017 Floating Rate Notes, the “Floating Rate Notes”), $850,000,000 of its 1.250% Senior Notes due 2017 (the “2017 Fixed Rate Notes”), $1,400,000,000 of its 2.200% Senior Notes due 2019 (the “2019 Fixed Rate Notes”) and $1,400,000,000 of its 3.625% Senior Notes due 2024 (the “2024 Fixed Rate Notes” and, together with the 2017 Floating Rate Notes, the 2019 Floating Rate Notes, the 2017 Fixed Rate Notes and the 2019 Fixed Rate Notes, the “Notes”). The Notes are registered under an effective Registration Statement on Form S-3 (Registration No. 333-194103) (the “Registration Statement”), filed on February 24, 2014, and were issued pursuant to an indenture, dated as of May 22, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, and an officer’s certificate, dated as of May 22, 2014 (the “Officer’s Certificate”), setting forth the terms of the Notes. Net proceeds to the Company from the offering were approximately $4,474,847,500, after deducting underwriters’ discounts and estimated offering expenses payable by the Company.

The relevant terms of the Notes are set forth in the Indenture, attached hereto as Exhibit 4.1 and incorporated herein by reference, and the Officer’s Certificate (including forms of the Notes), attached hereto as Exhibit 4.2 and incorporated herein by reference.

The 2017 Floating Rate Notes will pay interest at a floating rate equal to three-month LIBOR plus 0.38% per annum, and the 2019 Floating Rate Notes will pay interest at a floating rate equal to three-month LIBOR plus 0.60% per annum. Interest on each series of the Floating Rate Notes will be payable in cash quarterly in arrears on February 22, May 22, August 22 and November 22 of each year, beginning on August 22, 2014. The 2017 Floating Rate Notes and the 2019 Floating Rate Notes will mature on May 22, 2017 and May 22, 2019, respectively.

The 2017 Fixed Rate Notes will bear interest at a rate of 1.250% per annum, the 2019 Fixed Rate Notes will bear interest at a rate of 2.200% per annum and the 2024 Fixed Rate Notes will bear interest at a rate of 3.625% per annum, which, in each case, shall be payable semi-annually in arrears on each May 22 and November 22, beginning on November 22, 2014. The 2017 Fixed Rate Notes, the 2019 Fixed Rate Notes and the 2024 Fixed Rate Notes will mature on May 22, 2017, May 22, 2019 and May 22, 2024, respectively.

In the event of a change in control triggering event as defined in the Officer’s Certificate attached hereto as Exhibit 4.2, the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of Notes, plus accrued and unpaid interest, if any. The descriptions of the Indenture, the Officer’s Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officer’s Certificate and the Notes, respectively.

The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

Item 1.02.	Termination of a Material Definitive Agreement.

On May 19, 2014, pursuant to Master Repurchase Agreements between the Company and various counterparties (together, the “Master Repurchase Agreements”), the Company provided notice to the counterparties that it had elected to repurchase all of the Class A preferred shares of the Company’s subsidiary, ATL Holdings Limited, which were sold by the Company to the counterparties pursuant to the Master Repurchase Agreements. On May 22, 2014, the Company repurchased the Class A preferred shares from the counterparties for an aggregate price of $3.1 billion, plus accrued and unpaid payment obligations required by the Master Repurchase Agreements. Immediately following the repurchases, the Master Repurchase Agreements terminated. The Company used a portion of the net proceeds from the offering of the Notes to fund the repurchase of the Class A preferred shares.

Summaries of the material terms of the Master Repurchase Agreements were disclosed in the Company’s Current Report on Form 8-K filed on August 26, 2013 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed on October 29, 2013, which summaries are qualified in their entirety by reference to the full text of each of the Master Repurchase Agreements (filed as Exhibit 10.2 to the Form 8-K, Exhibit 10.61 to the Form 10-Q and Exhibit 10.62 to the Form 10-Q, respectively, and incorporated herein by reference).

Item 8.01.	Other Events.

The Company is filing the computation of its ratio of earnings to fixed charges for the three months ended March 31, 2014 and each of the five years from 2009 through 2013 as Exhibit 12.1 hereto, which is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated May 19, 2014, by and among the Company and Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 22, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Officer’s Certificate of Amgen Inc., dated as of May 22, 2014, including forms of the Company’s Senior Floating Rate Notes due 2017, Senior Floating Rate Notes due 2019, 1.250% Senior Notes due 2017, 2.200% Senior Notes due 2019 and 3.625% Senior Notes due 2024.

5.1	Opinion of Latham & Watkins LLP, dated May 22, 2014.

12.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Latham & Watkins LLP included in Exhibit 5.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 22, 2014	By:	/s/ DAVID J. SCOTT
	Name:	David J. Scott
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated May 19, 2014, by and among the Company and Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 22, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Officer’s Certificate of Amgen Inc., dated as of May 22, 2014, including forms of the Company’s Senior Floating Rate Notes due 2017, Senior Floating Rate Notes due 2019, 1.250% Senior Notes due 2017, 2.200% Senior Notes due 2019 and 3.625% Senior Notes due 2024.

5.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges.

12.1	Opinion of Latham & Watkins LLP, dated May 22, 2014.

23.1	Consent of Latham & Watkins LLP included in Exhibit 5.1.